EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into this 4th of May, 2005 by and among U.S. TELESIS HOLDINGS, INC., a Delaware corporation (hereinafter referred to as "Buyer"); and Peter G. & Susan H. Stanley, (hereinafter referred to as "Seller"), being a stockholder of CATCHER, INC., a Delaware corporation (the "Company").

         WHEREAS, Seller is the owner of record and beneficially owns FOUR THOUSAND SEVEN HUNDRED SEVENTY (4,770) shares of the issued and outstanding shares of Common Stock of the Company (the "Shares"); and

         WHEREAS, Seller holds a series A warrant to purchase 2,385 Shares and a series B warrant to purchase 2,385 Shares (together, the "Warrants"); and

         WHEREAS, simultaneously herewith Buyer and holders of preferred stock of the Company (the "Preferred Stock") entered into a Stock Purchase Agreement (the "First Agreement") whereby Buyer purchased from those stockholders all shares of Preferred Stock of the Company which they owned on the terms and conditions set forth in the First Agreement; and

         WHEREAS, one of the conditions to the consummation of the First Agreement was that Buyer would offer to purchase from the remaining holders of the shares of the capital stock of the Company all such shares they owned after the closing of the First Agreement; and

         WHEREAS, Seller desires to sell all of the Shares to Buyer, and Buyer desires to purchase the Shares, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       I.

                         SALE AND PURCHASE OF THE SHARES

         1.1 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.3 below), Seller agrees to sell, assign, transfer, convey and deliver to Buyer and by these presents does sell, assign, transfer convey and deliver to Buyer and Buyer agrees to purchase from Seller, all of Seller's right, title and interest in and to the Shares listed in Exhibit "A", attached hereto. At the Closing, the

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Company is requested and  instructed to transfer the Shares from Seller to Buyer on the books of the Company.

         1.2 WARRANTS. Subject to the terms and conditions hereof, at the Closing, Buyer agrees to assume the obligations of the Company to Seller under the Warrants in accordance with the terms of the Warrants as if Seller were the issuer of the Warrants.

         1.3 CLOSING. The purchase shall be consummated at a closing ("Closing") to take place at 11:00 o'clock a.m., at the offices of Buyer's counsel on May 4, 2005 ("Closing Date") or at such other time or location as the parties hereto agree.

         1.4 PURCHASE PRICE. The aggregate purchase price ("Purchase Price") for the Shares shall be 477,000 shares of Common Stock of the Buyer ("Buyer's Shares"). This portion of the Purchase Price shall be paid at Closing, by issuance and delivery of Buyer's Shares to Seller.

         1.5 OTHER AGREEMENTS. At the Closing, Buyer and Seller shall execute and deliver the Registration Rights Agreement in substantially the form attached hereto as Exhibit B;

         1.6 BASIC AGREEMENTS AND TRANSACTIONS DEFINED. This Agreement and other agreement listed in paragraph 1.5, are sometimes referred to as the "Basic Agreements". The transactions contemplated by the Basic Agreements and the First Agreements are sometimes referred to as the "Transactions".

                                       II.

                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer, with respect to the Shares owned by Seller, as follows:

                  (a) TITLE TO THE SHARES. At Closing, Seller shall own of record and beneficially the Shares listed of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

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                  (b) INVESTMENT INTENT. Seller is acquiring the shares of Buyer for his or her own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Seller has no present intention of selling, granting participation in, or otherwise distributing the same. Seller understands the specific risks related to an investment in the shares of Buyer, especially as it relates to the financial performance of Buyer.


                  (c) [For corporate entities only: AUTHORITY. Seller has all necessary power and authority to execute and deliver the Basic Agreements, to perform its obligations hereunder and thereunder, and, subject to obtaining necessary stockholder approval (if required by applicable Law) in connection with the Transactions, to consummate the Transactions. The execution, delivery and performance by the Seller of the Basic Agreements, and the consummation by Seller of the Transactions have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Seller are necessary to authorize the Basic Agreements or to consummate the Transactions This Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by Buyer, constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar Laws of general applicability relating to or affecting creditors' rights and to general principles of equity.]

         2.2 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

                  (a) ORGANIZATION. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Buyer is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on the Company.

                  (b) AUTHORIZED CAPITALIZATION. The authorized capitalization of Buyer consists of Fifty Million (50,000,000) shares of .001 par value Common Stock, of which Twelve Million Eight Hundred Twenty-Five Thousand (12,825,000) shares will be issued and outstanding prior to Closing and One Million (1,000,000) shares of .001 par value Preferred Shares of which none are outstanding. Buyer's Shares, when issued, will be duly authorized,

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                  validly  issued,  are fully  paid and  non-assessable  with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by Buyer in compliance with all applicable state and federal laws. At Closing, Buyer will not have any outstanding rights, options, warrants, calls, commitments, conversion or any other agreements of any character, whether oral or written, obligating it to issue any shares of its capital stock, whether authorized or not. Buyer is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, Buyer's income, profits or assets, or obligating Buyer to distribute any portion of its income, profits or assets.

                  (c) NO SUBSIDIARY. As of the date of this Agreement, the Company does not directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity.

                  (d) AUTHORITY. (1) Buyer has all necessary power and authority to execute and deliver the Basic Agreements, to perform its obligations hereunder and thereunder, and, subject to obtaining necessary stockholder approval (if required by applicable Law) in connection with the Transactions, to consummate the Transactions. The execution, delivery and performance by the Buyer of the Basic Agreements, and the consummation by Buyer of the Transactions have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Buyer are necessary to authorize the Basic Agreements or to consummate the Transactions (other than, with respect to the contemplated reverse stock split, the approval and adoption of such by the affirmative vote of a majority of the voting power of the then outstanding shares of Common Stock and the filing and recordation of appropriate documents as required by the Delaware General Corporation Law). This Agreement has been duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by Seller, constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar Laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                  (2) By unanimous written consent dated May 4, 2005 the Board of Buyer (i) determined that the Basic Agreements and the Transactions are advisable and in the best interests of Buyer and Buyer's stockholders, (ii) approved and adopted the Basic Agreements and the Transactions, (iii) resolved to recommend approval and adoption of this Agreement and the amendment

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                  of the  certificate of  incorporation  of Buyer by the Buyer's stockholders. The actions taken by the Board constitute approval of the Basic Agreements and the Transactions.

                  (e) REQUIRED FILINGS AND CONSENTS. The execution and delivery of the Basic Agreements by Buyer do not, and the performance of the Basic Transactions by Buyer will not, require any consent, approval, authorization or permit of, or filing with or notification to, any United States federal, state or local or any foreign government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934 (the "Exchange Act"), state securities or "blue sky" laws and filing and recordation of appropriate documents as required by the Delaware General Corporation Law and (ii) for filings contemplated by Section 2.2(d) hereof.

                  (f) NO CONFLICT. The execution and delivery of the Basic Agreements by Buyer do not, and the performance of the Basic Agreements by Buyer and the consummation of the Transactions will not (i) conflict with or violate Certificate of Incorporation or Bylaws of Buyer, (ii) subject to Section 2.2
                  (e), conflict with or violate any United States federal, state or local or any foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other requirement or rule of law (a "Law") applicable to Buyer or by which any property or asset of Buyer is bound or affected, or
                  (iii) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, amendment, acceleration or cancellation of, result in triggering any payment or other obligations, or result in the creation of a lien or other encumbrance on any property or asset of Buyer in any case that would be material to Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation or material contract to which Buyer is a party or by which Buyer or any property or asset of any of them is bound or affected.

                  (g) COMPLIANCE. Buyer (i) has been operated at all times in compliance in all material respects with all Laws applicable to Buyer or by which any property, business or asset of Buyer is bound or affected and (ii) is not in default or violation of any notes, bonds, mortgages, indentures, contracts, agreements, leases, licenses, permits, franchises, or other instruments or obligations to which Buyer is a party or by which Buyer or any property or asset of Buyer is bound or affected other than defaults or violations which individually or in the aggregate would reasonably be expected to be material to Buyer.

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                  (h) SEC FILINGS. Buyer and, to Buyer's knowledge,  each of its current stockholders has filed all forms, reports, statements and documents required to be filed with the SEC since May 29, 2003 (the "SEC REPORTS"), each of which has complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder, and the Exchange Act, and the rules and regulations promulgated thereunder, each as in effect on the date so filed. Other than as disclosed in Risk Factor 12 of the Private Placement Memorandum of the Company dated April 27, 2005, none of the SEC Reports (including, any financial statements or schedules included or incorporated by reference therein) contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Other than as disclosed in Risk Factor 12 of the Private Placement Memorandum of the Company dated April 27, 2005 and except to the extent that information contained in any SEC Report has been revised or superseded by a later filed SEC Report, none of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The principal executive officer of the Company and the principal financial officer of the Company (and each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and the rules and regulations of the SEC thereunder with respect to the Company's filings pursuant to the Exchange Act. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act.

                  (i) BUYER'S FINANCIAL STATEMENTS. All of the financial statements included in the SEC Reports, in each case, including any related notes thereto, as filed with the SEC (those filed with the SEC are collectively referred to as the "BUYER FINANCIAL STATEMENTS"), have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as may be permitted in the Form 10-QSB of the SEC and subject, in the case of the unaudited statements, to normal, recurring audit adjustments) and fairly present the consolidated financial position of Buyer

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                  at  the  respective  dates  thereof  and  the  results  of its
                  operations   and   changes  in  cash  flows  for  the  periods
                  indicated. Except as set forth in Buyer Financial Statements, Buyer is not aware of any material liabilities for which it is liable or will become liable in the future.

                  (j) TAXES. Buyer has timely filed all Tax Returns (as defined below) required to be filed by it. All such Tax Returns are true, correct and complete in all material respects. All Taxes (as defined below) of Buyer which are (i) shown as due on such Tax Returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the SEC Reports in accordance with GAAP. There are no liens for any Taxes upon the assets of Buyer, other than statutory liens for Taxes not yet due and payable and liens for real estate Taxes contested in good faith. Buyer does not know of any proposed or threatened Tax claims or assessments which, if upheld, could individually or in the aggregate have a material adverse effect on the Buyer or its financial conditions. Buyer has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. Buyer has withheld and paid over to the relevant taxing authority all Taxes required to have been withheld and paid in connection with payments to employees, independent contractors, creditors, stockholders or other third parties. The unpaid Taxes of Buyer for the current taxable period (A) did not, as of the most recent Buyer Financial Statements, exceed the reserve for Tax liability set forth on the face of the balance sheet in the most recent Buyer Financial Statements and (B) do not exceed that reserve as adjusted for the passage of time through the Closing in accordance with the past custom and practice of Buyer in filing its Tax Returns. For purposes of this Agreement, (a) "Tax" (and, with correlative meaning, "Taxes") means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer, franchise or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty or addition thereto, whether disputed or not, imposed by any Governmental Entity, and (b) "Tax Return" means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

                  (k) CHANGE OF CONTROL AGREEMENT. Neither the execution and delivery of the Basic Agreements nor the consummation of the Transactions (either

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                  alone or in conjunction with any other event) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any director, officer,
                  employee  or  consultant  of  Buyer.   Without   limiting  the
                  generality of the foregoing, no amount paid or payable by Buyer in connection with the Transactions contemplated by this Agreement, including accelerated vesting of options (either solely as a result thereof or as a result of such transactions in conjunction with any other event), will be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

                  (l) INVESTMENT INTENT. Buyer is acquiring the Shares for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the same. Buyer understands the specific risks related to an investment in the Shares, especially as it relates to the financial performance of the Company.

                  (m) MATERIAL CONTRACTS. Buyer has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of Buyer.

                  (n) NO LITIGATION. There are no actions, suits, claims, complaints or proceedings pending or threatened against Buyer, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to the Buyer, would have a material adverse effect on the Buyer. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to Buyer or any of its assets.

                  (o) NO OPERATIONS. Buyer does not currently have any business operations or material assets. Upon consummation of the Transactions, Buyer shall not have in excess of $10,000 in debts, obligations or liabilities of any kind or nature.

                                      III.

                                    COVENANTS

         3.1 COVENANTS OF BUYER. Buyer covenants and agrees to perform the following acts:

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                  (a) NO  INDEBTEDNESS.  Buyer will not create,  incur,  assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of Buyer.

                  (b) NO DIVIDENDS. Buyer will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

                  (c) CONTRACTS. Buyer will not enter into or assume any contract, agreement, obligation, lease, license, or commitment except in the ordinary course of business consistent with past practice or as contemplated by this Agreement.

                  (d) CONSENTS. Buyer will use its best good faith efforts to obtain the consent or approval of each person or entity other than a Governmental Entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

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                                       IV.

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATIONS OF BUYER TO CLOSE

         The obligation of Buyer to close the Transactions contemplated hereby is subject to the fulfillment by Seller prior to Closing of each of the following conditions, which may be waived in whole or in part by Buyer:

         4.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Seller contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. Seller shall have performed all agreements, covenants and conditions required to be performed by Seller prior to the Closing.

         4.2 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         4.3 OTHER AGREEMENTS. All parties other than Buyer shall have executed and delivered the Basic Agreements.

         4.4 DOCUMENTS TO BE DELIVERED BY SELLER. The Company and Seller shall have delivered the following documents:


                  (a) A fully executed Employment Agreement by and between the Company and Charles Sander.

                  (b)  Such  other   documents  or   certificates  as  shall  be
                  reasonably required by Buyer or its counsel in order to close and consummate this Agreement.

         4.5 CLOSING OF FIRST AGREEMENT. The transactions contemplated under the First Agreement shall have closed.

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                                       V.

                           CONDITIONS PRECEDENT TO THE
                         OBLIGATIONS OF SELLER TO CLOSE

         The obligation of Seller to close the Transactions is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by Seller:

         5.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties made by Buyer in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the Closing, and Buyer shall have performed all agreements, covenants and conditions required to be performed by Buyer prior to the Closing.

         5.2 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         5.3 OTHER AGREEMENTS. All parties other than Seller shall have executed and delivered the Basic Agreements.

         5.4 PAYMENTS. Seller shall have received from Buyer all Common Stock to be issued at the Closing by Buyer pursuant to all the Basic Agreements.

         5.5 CLOSING OF FIRST AGREEMENT. The transactions contemplated under the First Agreement shall have closed.


                                       VI.

                       MODIFICATION, WAIVERS, TERMINATION
                                  AND EXPENSES

         6.1 MODIFICATION. Buyer and Seller may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

         6.2 WAIVERS. Buyer and Seller may in writing extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein.

         6.3 TERMINATION AND ABANDONMENT. This Agreement may be terminated and the purchase of the Shares may be abandoned before the Closing:

                  (a) By the mutual consent of Seller and Buyer;

                  (b) By Buyer, if the representations and warranties of Seller set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall have not have been satisfied, in all material respects; or

                  (c) By Seller, if the representations and warranties of Buyer set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

         Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.


                                      VII.

                                  MISCELLANEOUS

         7.1 REPRESENTATIONS AND WARRANTIES TO SURVIVE. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of one (1) year. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

         7.2 BINDING EFFECT OF THE BASIC AGREEMENTS. The Basic Agreements and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto, constitute the entire agreement between the parties. The terms and conditions of the Basic Agreements shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Basic Agreements, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns. Whenever Seller is authorized to act hereunder, any action authorized by members of Seller holding a majority of the Shares shall be deemed the act of and binding on all members of Seller.

         7.3 APPLICABLE LAW. The Basic Agreements are made pursuant to, and will be construed under, the laws of the State of Delaware.

         7.4      NOTICES.   All   notices,    requests,   demands   and   other
communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

                  (a) If to Buyer, to:

                             U.S. Telesis, Inc.
                             ATTN: Nicholas Rigopulos, President
                             41 Commonwealth Avenue
                             Boston, MA 02116

                  (b) If to Company, to:

                             Catcher, Inc.
                             ATTN: Ira Tabankin - Chief Technology Officer and Chairman
                             1165 Via Vera Cruz
                             San Marcos, CA 92069
                             Tel.: (805) 443 9431
                             Fax: (760) 736 4476

         These addresses may be changed from time to time by written notice to the other parties.

         7.5 HEADINGS. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

         7.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument, and may be delivered by facsimile.

         7.7 SEVERABILITY. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

         7.8 FORBEARANCE; WAIVER. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

         7.9 ATTORNEYS' FEES AND EXPENSES. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

         7.10 EXPENSES. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement.

         7.11 INTEGRATION. This Agreement and all documents and instruments executed pursuant hereto merge and integrate all prior agreements and representations respecting the Transactions, whether written or oral, and constitute the sole agreement of the parties in connection therewith and contains solely all representations and warranties with respect to its subject matter. This Agreement has been negotiated by and submitted to the scrutiny of both Seller and Buyer and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by either party hereto or its counsel.

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Stock Purchase Agreement on the date first written above.


                                     "BUYER"

                                     U.S. TELESIS HOLDING, INC.
                                     A DELAWARE CORPORATION


                                     BY:________________________________
                                        NICHOLAS RIGOPULOS, PRESIDENT



                          [SELLER's signature on following page]

                                     "SELLER"


                                     BY:  _______________________
                                             PETER G. STANLEY

                                                AND

                                          _______________________
                                             SUSAN H. STANLEY,
                                     AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP